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                                                                   Exhibit 99.1

                  CERTIFICATION PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

           The undersigned executive officers of the registrant hereby certify that this Form 10-Q fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained herein fairly presents, in all material respects, the financial condition and results of operations of the registrant.

                                                 Parkvale Financial Corporation

Dated:  November 12, 2002

                                                 By: /s/ Robert J. McCarthy, Jr.
                                                     ---------------------------
                                                 Robert J. McCarthy, Jr.
                                                 Director, President and
                                                 Chief Executive Officer


                                                 By: /s/ Timothy G. Rubritz
                                                     --------------------------
                                                 Timothy G. Rubritz
                                                 Vice President-Treasurer and
                                                 Chief Financial Officer




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